Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events.
Subsequent Events

23. Subsequent Events

On March 18, 2025, the Company granted 454,997 restricted share units to certain director, executive officers and employees pursuant to the 2024 Share Incentive Plan. In addition, the Company granted ordinary share units representing 1,027,712 Class A ordinary shares through its employee shareholding platform to certain executive officers and employees at nil subscription consideration. These grants vested immediately upon grant.

On March 18, 2025, the Board approved a cash dividend of US$0.35 per ADS and ordinary share for the six months ended December 31, 2024, to holders of its ordinary shares and ADSs as of the close of business on April 10, 2025.